Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month May 1, 2006 to May 31, 2006

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2.	PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Rebecca Tiffany, Senior Accountant, Xybernaut Corp, 5175 Parkstone Drive,
Ste. 130, Chantilly, VA 20151
Diane Seroskie, Corporate Controller, Xybernaut Corp, 5175 Parkstone Drive,
Ste. 130, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 16

4.	Has there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes      No _X     Not Applicable

The Company is currently on a monthly payment plan with the County of Fairfax, Virginia for payment of the business license renewal.

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$94,678.31

Collected this Period	$0.00

Ending Balance	$94,678.31

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 108,274.41 31-60 Days: $ 11,833.00 Over 60 Days: $ 16,089.00

If there are post-petition accounts receivable over 60 days, provide a schedule giving a listing of such accounts and explain the delinquencies.

Customer Name	Amount	Comment
Beijing Novog Technology	$5,779.90	Prompt payment has been requested.

Hilton Hotel	$911.00	Payment received 6/9/06.

		Short payment of invoice by insufficient funds on
MSGI Security	$94.90	credit card; account sent to collections.

		Insufficient funds on credit card; account sent
MSGI Security	$3,227.00	to collections.

Federal Express	$6,076.20	Payment received 6/16/06.

TOTAL Bal > 60 days	$16,089.00

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 181,442.99 31-60 Days: $ 23,998.31 Over 60 Days: $ 12,097.00

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Payee	Amount	Comment
Bowne	$2,000.00	Paid 6/5/06

Continental Stock	$3,072.16	To be paid

Delaware Sec. of State	$2,800.00	Paid 6/5/06

Dilenshneider Group	$9,333.54	To be paid

Donlin, Recano & Co	$2,556.55	Paid 6/5/06

Donlin, Recano & Co.	$5,000.00	$5,000 in negotiation

First Federal Corp.	$447.61	To be paid

Intercall	$2,207.20	Partial payment 6/5/06 - final payment 6/16/06.

John Brophy	$1,181.25	Paid 6/5/06

James Ralabate	$7,097.00	Disputed

PCAOB	$400.00	To be paid

TOTAL BAL>30 days	$36,095.31

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

NOTE: Due to limited funding, the debtor to date has not been able to retain a tax accountant for preparation of both the 2004 and 2005 federal and state tax returns. The Company has scheduled the preparation of the 2004 and 2005 federal and state tax returns to begin in June. The debtor expects little or no lax liability due to the large net operating loss carryforward and the net losses for both 2004 and 2005.

10.	ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes _X_ No If no, explain:

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes _X_, No If no, explain:

NOTE: Due to lack of review by independent auditors, the Company’s Balance Sheet and Income Statement may require adjustments in the future to conform with generally accepted accounting principles. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy law that is generally consistent, but not in full conformity, with generally accepted accounting principles.

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto & Truck	73256759	03/31/06 01/31/07

Liability	35392595	03/31/06 01/31/07

Workers Comp.	71714215	03/31/06 01/31/07

Excess/Umbrella Liability	79781303	03/31/06 01/31/07

Errors & Omissions	35392595	03/31/0601/31/07

Crime Policy	81586177	03/31/06 01/31/07

D&O	ELU09221406	04/14/0604/14/07

Excess D&O	43586D0206	04/14/06 04/14/07

International Coverage	353 925595	03/31/0601/31/07

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No _X     if yes, explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes  _X_   No      if no, explain:

14.	TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes     No _X     if yes, explain:

15.	PAYMENT TO SECURED CREDITORS during reporting period:

Creditor	Frequency of Payments per Contract (mo. Qtr)	Amount of Each Payment	Next Payment Due

				No.	Amount

East River Capital, LLC	Monthly fee	$5,000.00 (5/1/06)	6/1/06	2	$5,000.00

East River Capital, LLC	Non-scheduled Payment	$237,718.05 (5/9/06)		1	$237,718.05

16.	PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:

Professional	Service	Amount

Boardroom Specialist	Bankruptcy Specialist – subcontractor fees	$3,750.00

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $5,000.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: __June 20, 2006__		DEBTOR-IN-POSSESSION

Signature:	/s/ Perry L. Nolen	Xybernaut Corporation

Name/Title:	Perry L. Nolen, CEO/President	5175 Parkstone Drive

Address:	5175 Parkstone Drive	Suite 130

	Suite 130	Chantilly, VA 20151

	Chantilly, VA 20151	703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT CORPORATION,	)	Case No. 05-12801 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending May 31, 2006

Total Disbursements from Operating Account	(See Note 1) $164,234.74

Total Disbursements from Payroll Account	(See Note 2) $149,912.40
Total Disbursements from Tax Escrow Account	(See Note 3) $0.00
Total Disbursements from any other Account	(See Note 4) $0.00
Grand Total Disbursements from all Accounts		$314,147.14

(1) Xybernaut has only 1 bank account for Operations and Payroll – amounts listed separately for information purposes only.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
BALANCE SHEET
(Business Debtor, Accrual Basis)
As of May 31, 2006

ASSETS

Current assets:
Cash	$18,976
Petty Cash	55
Restricted cash	600,000
Pre-petition accounts receivable	94,678
Post-petition accounts receivable	136,196
Less accounts receivable other and reserves	(502,281)
Inventory	1,696,164
Prepaid and other current assets	758,733
Due to / due from accounts less reserve	613,635
Due to / due from Xybernaut Solutions Inc.	(1,085,930)

Total current assets		$2,330,226

Fixed assets:
Property and equipment	$1,865,183
Less: accumulated depreciation	(1,773,750)

Total fixed assets		91,433

Other assets:
Investment in subsidiaries	$605,584
Patents, net	579,544
Trademarks, net	14,951
Other	154,392

Total other assets		1,354,471

TOTAL ASSETS		$3,776,130

LIABILITIES AND EQUITY

Post-Petition Liabilities:
Accounts payable	217,539
Accrued DIP loan payable	2,637,718
Accrued Premium on DIP loan payable	1,648,574
Deferred Product and Warranty Revenue	91,645
Accrued Professional fees	4,151,440
Accrued Purchases	82,858
Salaries/Commissions Payable	167,409

Total Post-petition liabilities		$8,997,183

Pre-Petition Liabilities:
Priority Claims	105,810
Unsecured Debt	1,602,425
Accrued expenses	195,593

Total Pre-petition liabilities		1,903,828

Total liabilities		$10,901,011

Shareholders’ equity:
Common stock	1,946,209
Additional paid-in capital	183,745,591
Cumulative translation adjustment	38,695
Accum. other comprehensive income (XSI)	37,130
Retained earnings, beginning	(171,411,927)
Current Retained Earnings – Pre-petition	(10,953,998)
Current Retained Earnings – Post-petition	(10,526,581)

Total shareholders’ equity		($7,124,881)

TOTAL LIABILITIES AND EQUITY		$3,776,130

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re: XYBERNAUT CORPORATION, Debtor.	) ) )	Case No. 05-12801 RGM Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month May 1, 2006 to May 31, 2006
(All figures refer to post-petition transactions)

	Month	Year-to-date 2006
Revenue:
Hardware	$141,330	$560,018
Services	20,989	150,424

Total revenue	$162,319	$710,442
Cost of sales:
Beginning inventory	$2,409,227	$2,551,215
Purchase of inventory / transfers	45,157	280,837
Less ending inventory	(2,236,408)	(2,236,408)
Purchased goods and services	1,726	58,358

Total cost of sales	*$219,702	$654,002

Gross profit	($57,383)	$56,440

Operating expenses:
Officer’s salaries (gross)	$55,833	$275,000
Other employee salaries (gross)	103,455	615,857
Employee benefits (insurance, eb plan, taxes)	10,142	126,843
Depreciation & amortization	38,184	208,002
Corporate meetings / entertainment	—	3,684
Insurance	29,756	137,500
Interest (mortgage, loans, etc.)	—	4,553
Premium on DIP loan payable (ERC)	148,574	1,648,574
Settlement (LC Fund DIP Loan)	—	300,000
Professional fees (attorney, accountant )	314,987	2,758,806
Rent and leases	13,707	62,443
Repairs and maintenance	—	275
Supplies, dues & subscriptions	165	5,070
Taxes	15,734	15,932
Telephone	1,878	23,667
Travel	10,785	76,383
U.S. Trustee quarterly fee	5,000	8,750
Internet / website	1,153	10,775
Office expense	5,429	16,031
Postage	—
Printing	—	706
Public company expense	3,239	39,672
Equipment	6,783	26,897
Courier/overnight	1,106	4,385
Customer support	—	1,000
Office move	—	18,721

Total operating expenses	$765,910	$6,389,526

Net loss	($823,293)	($6,333,086)

• The negative gross margin in May is the result of a sale of obsolete component parts held at original cost. This sale had a $100,250 negative effect on gross margin. Absent this sale of component parts, gross margin for May would have been $42,868.

NOTE:

Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In re: Xybernaut Corporation Case Number: 05-12801
Cash Reconciliation Report

Calendar Month Ending: May 31, 2006

Beginning cash balance (A)	$32,640
Net loss	(823,293)
Non cash expenses
Depreciation & amortization	38,184

Cash from Operations		($752,469)
Other sources (uses of cash)
Decrease (Incr) — Accounts receivable	53,284
Decrease (Incr) — Accounts receivable pre-petition	—
Decrease (Incr) — Inventory	172,818
Decrease (Incr) — Fixed assets	(2,789)
Decrease (Incr) – DTDF (Intercompany)	18,238
Decrease (Incr) — Prepaid other current assets	26,183
Decrease (Incr) – Funds to escrow	—
Decrease (Incr) — Other assets	11,072
Increase (Decr) — Accounts payable	76,770
Increase (Decr) — Accrued expenses	4,168
Increase (Decr) — Purchase accrual	—
Increase (Decr) — Accrued professional fees	41,566
Increase (Decr) — Accrued DIP loan payable	237,718
Increase (Decr) — Accrued premium on DIP loan payable	148,574
Increase (Decr) — Accrued rent	—
Increase (Decr) — Accrued salaries	1,297
Increase (Decr) — Accrued sales taxes	—
Increase (Decr) — Deferred product & warranty revenue	(17,454)

Total Other Sources (uses) of Cash		$771,445

Ending Cash Balance		$18,976
Balance per Bank Statement		$30,166
Less Outstanding Checks		(11,190)
Add Deposits in Transit
Reconciled Bank Balance		$18,976

In re: Xybernaut Corporation Case Number: 05-12801

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month ending: May 2006
(All figures refer to post-petition transactions)

Amounts shown represent payroll activity for the month of April that occurred in	Payroll	Tax
the combined Operating/Payroll acct.	Account	Account

(A) Beginning Cash Balance (A)	—
Cash Receipts:	$149,912.40	—
Transfers from Operating Account	—	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—

(B) Total Cash Receipts (B)	—	—

	$149,912.40

(C) Cash Available (C= A+B)	$6,377.82
Cash Disbursements:	—
Gross Payroll for this period $141,475.39	$94,461.22

Employee Benefits paid	$10,388.35
Net Payroll Paid	—
Transfers to Tax Account	$10,388.34
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	$21,595.55	—
Employer’s share of FICA Tax	—	—
Employee’s Federal Income Tax	$6,137.12	—
Employee’s State Income Tax	—	—
Unemployment Tax	$0.00	—
Unrecorded Bank Service Charges	—	—
Other: ____________________________	$564.00	—

(D) Total Disbursements (D)	$149,912.40	—

(E) Ending Cash Balance (E= C-D)	__$0__________	—

(F) Balance per Bank Statement (F)	__$0__________	—

(G) Less Outstanding Checks (G)	—	—

(H) Add Deposits in Transit	—	—

(I) Reconciled Bank Balance {I = (F-G) +H]	_ $0__________	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.